Exhibit 99.1

Unaudited Supplemental Pro Forma Results of Operations

In April 2018, News Corporation (together with its subsidiaries, “News Corporation,” “News Corp,” the “Company,” “we,” or “us”) and Telstra Corporation Limited (“Telstra”) combined their respective 50% interests in Foxtel and News Corp’s 100% interest in FOX SPORTS Australia into a new company (the “Transaction”). Following the completion of the Transaction, News Corp owns a 65% interest in the combined business, with Telstra owning the remaining 35%. Consequently, the Company began consolidating Foxtel in the fourth quarter of fiscal 2018. The results of the combined business are reported within the Subscription Video Services segment (formerly the Cable Network Programming segment).

As part of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “2018 Form 10-K”), the Company supplementally included pro forma financial information for the fiscal years ended June 30, 2018 and 2017 to reflect the Company’s results of operations as if the Transaction had occurred on July 1, 2016. The Company believes the presentation of this supplemental information enhances the comparability of the financial information provided to users.

This document contains certain additional supplemental unaudited pro forma financial information of News Corp for each of the fiscal quarters ended September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018. Consistent with the information included as part of the 2018 Form 10-K, the supplemental unaudited pro forma financial information included herein reflects the Company’s results of operations as if the Transaction had occurred on July 1, 2016. The information was prepared in accordance with Article 11 of Regulation S-X and is based on historical results of operations of News Corp and Foxtel, adjusted for the effect of Transaction-related accounting adjustments, as described below.

Pro forma adjustments were based on available information and assumptions regarding impacts that are directly attributable to the Transaction, are factually supportable, and are expected to have a continuing impact on the combined results. In addition, the pro forma information is provided for supplemental and informational purposes only, and is not necessarily indicative of what the Company’s results of operations would have been, or the Company’s future results of operations, had the Transaction actually occurred on the date indicated. As only the financial results for the Subscription Video Services segment were adjusted due to the presentation of this pro forma supplemental information, the Company is only providing pro forma supplemental information for this segment below, under “Subscription Video Services (Pro Forma).” The unaudited pro forma information should be read in conjunction with the 2018 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2018. During the three months ended September 30, 2018, certain reclassifications were made from Other revenues to Advertising revenues within the Company’s Statements of Operations. These reclassifications are reflected in the unaudited pro forma information presented below but were not reflected in the 2018 Form 10-K.

The following table sets forth the Company’s unaudited pro forma results of operations for the three months ended September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 and for the fiscal year ended June 30, 2018.

	Pro Forma (unaudited)
	For the three months ended				For the fiscal year ended June 30, 2018
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
	(in millions, except per share amounts)

Revenues:
Circulation and subscription	$1,127	$1,083	$1,097	$1,074	$4,381
Advertising	731	767	744	755	2,997
Consumer	386	453	381	444	1,664
Real estate	203	222	208	225	858
Other	146	166	157	195	664

Total Revenues	2,593	2,691	2,587	2,693	10,564

Operating expenses	(1,441)	(1,420)	(1,423)	(1,464)	(5,748)
Selling, general and administrative	(777)	(821)	(872)	(903)	(3,373)
Depreciation and amortization	(166)	(167)	(168)	(175)	(676)
Impairment and restructuring charges	(18)	(12)	(1,205)	(78)	(1,313)
Equity losses of affiliates	(2)	(19)	(2)	(4)	(27)
Interest (expense) income, net	(26)	(20)	(21)	(16)	(83)
Other, net	8	(30)	29	4	11

Income (loss) before income tax expense	171	202	(1,075)	57	(645)
Income tax expense	(57)	(237)	(6)	(73)	(373)

Net income (loss)	114	(35)	(1,081)	(16)	(1,018)
Less: Net income attributable to noncontrolling interests	(33)	(37)	(10)	(16)	(96)

Net income (loss) attributable to News Corporation	$81	$(72)	$(1,091)	$(32)	$(1,114)

Basic and diluted earnings (loss) per share:
Net income (loss) available to News Corporation stockholders per share	$0.14	$(0.12)	$(1.87)	$(0.06)	$(1.92)

Refer to the subsequent tables for the pro forma Statements of Operations of News Corporation, which reflect the historical results of operations of News Corporation and Foxtel and the Transaction-related accounting adjustments.

	Pro Forma (unaudited)
	For the three months ended September 30, 2017

	News Corp Historical(a)	Foxtel Historical(b)	Transaction Adjustments		Pro Forma
	(in millions, except per share amounts)

Revenues:
Circulation and subscription	$651	$574	$(98	)(c)(d)	$1,127
Advertising	682	49	-		731
Consumer	386	-	-		386
Real estate	203	-	-		203
Other	136	10	-		146

Total Revenues	2,058	633	(98)		2,593

Operating expenses	(1,149)	(394)	102	(c)(e)	(1,441)
Selling, general and administrative	(661)	(117)	1	(f)	(777)
Depreciation and amortization	(97)	(59)	(10	)(g)(h)(i)	(166)
Impairment and restructuring charges	(15)	(3)	-		(18)
Equity (losses) earnings of affiliates	(10)	3	5	(j)	(2)
Interest income (expense), net	6	(32)	-		(26)
Other, net	9	(1)	-		8

Income before income tax expense	141	30	-		171
Income tax expense	(54)	(6)	3	(l)	(57)

Net income	87	24	3		114
Less: Net income attributable to noncontrolling interests	(19)	-	(14	)(m)	(33)

Net income attributable to News Corporation	$68	$24	$(11)		$81

Basic and diluted earnings per share:
Net income available to News Corporation stockholders per share	$0.12				$0.14

	Pro Forma (unaudited)
	For the three months ended December 31, 2017

	News Corp Historical(a)	Foxtel Historical(b)	Transaction Adjustments		Pro Forma
	(in millions, except per share amounts)

Revenues:
Circulation and subscription	$637	$533	$(87	)(c)(d)	$1,083
Advertising	717	50	-		767
Consumer	453	-	-		453
Real estate	222	-	-		222
Other	151	15	-		166

Total Revenues	2,180	598	(87)		2,691

Operating expenses	(1,139)	(372)	91	(c)(e)	(1,420)
Selling, general and administrative	(713)	(110)	2	(f)	(821)
Depreciation and amortization	(100)	(59)	(8	)(g)(h)(i)	(167)
Impairment and restructuring charges	(12)	-	-		(12)
Equity losses of affiliates	(18)	-	(1	)(j)	(19)
Interest income (expense), net	1	(21)	-		(20)
Other, net	(30)	-	-		(30)

Income before income tax expense	169	36	(3)		202
Income tax expense	(235)	(4)	2	(l)	(237)

Net (loss) income	(66)	32	(1)		(35)
Less: Net income attributable to noncontrolling interests	(17)	-	(20	)(m)	(37)

Net (loss) income attributable to News Corporation	$(83)	$32	$(21)		$(72)

Basic and diluted loss per share:
Net loss available to News Corporation stockholders per share	$(0.14)				$(0.12)

	Pro Forma (unaudited)
	For the three months ended March 31, 2018

	News Corp Historical(a)	Foxtel Historical(b)	Transaction Adjustments		Pro Forma
	(in millions, except per share amounts)

Revenues:
Circulation and subscription	$659	$531	$(93	)(c)(d)	$1,097
Advertising	702	42	-		744
Consumer	381	-	-		381
Real estate	208	-	-		208
Other	143	14	-		157

Total Revenues	2,093	587	(93)		2,587

Operating expenses	(1,151)	(370)	98	(c)(e)	(1,423)
Selling, general and administrative	(761)	(113)	2	(f)	(872)
Depreciation and amortization	(100)	(69)	1	(g)(h)(i)	(168)
Impairment and restructuring charges	(246)	(2)	(957	)(j)	(1,205)
Equity (losses) earnings of affiliates	(974)	2	970	(j)	(2)
Interest income (expense), net	2	(23)	-		(21)
Other, net	30	(1)	-		29

(Loss) income before income tax expense	(1,107)	11	21		(1,075)
Income tax expense	(3)	(3)	-	(l)	(6)

Net (loss) income	(1,110)	8	21		(1,081)
Less: Net (income) loss attributable to noncontrolling interests	(18)	1	7	(m)	(10)

Net (loss) income attributable to News Corporation	$(1,128)	$9	$28		$(1,091)

Basic and diluted loss per share:
Net loss available to News Corporation stockholders per share	$(1.94)				$(1.87)

	Pro Forma (unaudited)
	For the three months ended June 30, 2018

	News Corp Historical(a)	Transaction Adjustments		Pro Forma
	(in millions, except per share amounts)

Revenues:
Circulation and subscription	$1,074	$-		$1,074
Advertising	755	-		755
Consumer	444	-		444
Real estate	225	-		225
Other	195	-		195

Total Revenues	2,693	-		2,693

Operating expenses	(1,464)	-		(1,464)
Selling, general and administrative	(915)	12	(f)	(903)
Depreciation and amortization	(175)	-		(175)
Impairment and restructuring charges	(78)	-		(78)
Equity losses of affiliates	(4)	-		(4)
Interest (expense) income, net	(16)	-		(16)
Other, net	(333)	337	(k)	4

(Loss) Income before income tax expense	(292)	349		57
Income tax expense	(63)	(10	)(l)	(73)

Net loss	(355)	339		(16)
Less: Net income attributable to noncontrolling interests	(16)	-		(16)

Net (loss) income attributable to News Corporation	$(371)	$339		$(32)

Basic and diluted loss per share:
Net loss available to News Corporation stockholders per share	$(0.64)			$(0.05)

(a)

Reflects the historical results of operations of News Corporation. As the acquisition of a controlling interest in Foxtel was completed on April 3, 2018, Foxtel is reflected in our historical Statements of Operations from April 3, 2018 onwards. During the three months ended September 30, 2018, certain reclassifications were made from Other revenues to Advertising revenues within the Company’s Statements of Operations. These reclassifications are reflected in the unaudited pro forma information presented herein but were not reflected in the 2018 Form 10-K.

(b)

Reflects the historical results of operations of Foxtel to the date of the Transaction. From April 3, 2018 onwards, Foxtel is included in the historical results of operations of News Corporation. The Statements of Operations of Foxtel are derived from its historical financial statements for the nine months ended March 31, 2018. These Statements of Operations for the nine months ended March 31, 2018 reflect Foxtel’s Statements of Operations on a U.S. GAAP basis and translated from Australian dollars to U.S. dollars, the reporting currency of the combined group, using the quarterly average rates for each period presented. Additionally, certain balances within Foxtel’s historical financial information were reclassified to be consistent with the Company’s presentation.

(c)	Represents the impact of eliminating transactions between Foxtel and the consolidated subsidiaries of News Corporation, which would be eliminated upon consolidation as a result of the Transaction.
(d)

Reflects the reversal of revenue recognized in Foxtel’s historical Statements of Operations resulting from the fair value adjustment of Foxtel’s historical deferred installation revenue in the preliminary purchase price allocation for the Transaction.

(e)

Reflects the adjustment to amortization of program inventory recognized in Foxtel’s historical Statements of Operations related to the fair value adjustment of Foxtel’s historical program inventory in the preliminary purchase price allocation.

(f)

Reflects the removal of transaction expenses directly related to the Transaction that are included in News Corp’s historical Statements of Operations. These costs are considered to be non-recurring in nature, and as such, have been excluded from the pro forma Statement of Operations.

(g)	Reflects the adjustment to amortization expense resulting from the recognition of amortizable intangible assets in the preliminary purchase price allocation.

(h)

Reflects the adjustment to depreciation and amortization expense resulting from the fair value adjustment to Foxtel’s historical fixed assets in the preliminary purchase price allocation, which resulted in a step-up in the value of such assets.

(i)

Reflects the reversal of amortization expense included in News Corp’s historical Statements of Operations from the Company’s settlement of its pre-existing contractual arrangement between Foxtel and FOX SPORTS Australia, which resulted in a write-off of its channel distribution agreement intangible asset at the time of the Transaction.

(j)

Represents the impact to equity losses of affiliates as a result of the Transaction, as if the Transaction occurred on July 1, 2016. Historically News Corp accounted for its investment in Foxtel under the equity method of accounting. As a result of the Transaction, Foxtel became a majority-owned subsidiary of the Company, and therefore, the impact of Foxtel on the Company’s historical equity losses of affiliates was eliminated. In addition, during the three months ended March 31, 2018, News Corp recorded an impairment to its investment in Foxtel within equity losses of affiliates which is reflected in News Corp’s historical results. As this impairment is non-recurring in nature and is not directly attributable to the Transaction, such amount has not been eliminated and has been reclassified in the pro forma Statement of Operations from equity losses of affiliates into impairment and restructuring charges.

(k)

Represents the write-off recorded as a result of the effective settlement of the channel distribution agreement between FOX SPORTS Australia and Foxtel as a result of the Transaction as well as other costs directly attributable to the Transaction. The write-off of the intangible asset related to this agreement and other associated costs are considered transaction costs directly attributable to the Transaction that were incurred in the three months and fiscal year ended June 30, 2018.

(l)

In determining the tax rate to apply to our pro forma adjustments we used the Australian statutory rate of 30%, which is the jurisdiction in which the business operates. However, in certain instances, the effective tax rate applied to certain adjustments differs from the statutory rate primarily as a result of certain valuation allowances on deferred tax assets, based on the Company’s historical tax profile in Australia.

(m)	Represents the adjustment, as a result of the Transaction, to reflect the non-controlling interest of the combined company on a pro forma basis.

Pro Forma Segment Analysis

The following table reconciles unaudited pro forma Net income (loss) to pro forma Total Segment EBITDA for the three months ended September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 and for the fiscal year ended June 30, 2018:

	Pro Forma
	For the three months ended				For the fiscal year ended June 30, 2018
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
	(in millions)
Pro forma net income (loss)	$114	$(35)	$(1,081)	$(16)	$(1,018)
Add:
Income tax expense	57	237	6	73	373
Other, net	(8)	30	(29)	(4)	(11)
Interest expense (income), net	26	20	21	16	83
Equity losses of affiliates	2	19	2	4	27
Impairment and restructuring charges	18	12	1,205	78	1,313
Depreciation and amortization	166	167	168	175	676

Pro forma Total Segment EBITDA	$375	$450	$292	$326	$1,443

	Pro Forma (unaudited)
	For the three months ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	For the fiscal year ended June 30, 2018
	(in millions)
Revenues:
News and Information Services	$1,241	$1,298	$1,286	$1,294	$5,119
Subscription Video Services	680	631	623	610	2,544
Book Publishing	401	469	398	490	1,758
Digital Real Estate Services	271	292	279	299	1,141
Other	-	1	1	-	2

Total Revenues	$2,593	$2,691	$2,587	$2,693	$10,564

Segment EBITDA:
News and Information Services	$74	$141	$87	$95	$397
Subscription Video Services	154	155	127	109	545
Book Publishing	48	78	41	72	239
Digital Real Estate Services	95	119	88	99	401
Other	4	(43)	(51)	(49)	(139)

Total Segment EBITDA	$375	$450	$292	$326	$1,443

Subscription Video Services (Pro Forma)

	Pro Forma (unaudited)
	For the three months ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	For the fiscal year ended June 30, 2018
	(in millions)
Revenues:
Circulation and subscription	$592	$548	$547	$523	$2,210
Advertising	75	66	60	67	268
Other	13	17	16	20	66

Total Revenues	680	631	623	610	2,544
Operating expenses	(399)	(356)	(374)	(370)	(1,499)
Selling, general and administrative	(127)	(120)	(122)	(131)	(500)

Segment EBITDA	$154	$155	$127	$109	$545